UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 31, 2016

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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)

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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Marathon Petroleum Corporation ("MPC") is hereby furnishing its Third Quarter 2016 Earnings Conference Call and Webcast slide presentation as supplemented to provide supplemental information about the strategic actions recently announced (the "Presentation"). MPC management intends to use the Presentation in meetings with investors. The Presentation is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Presentation will be available on MPC's investor relations website at http://ir.marathonpetroleum.com.  No information contained on or accessible through such website shall be deemed to be part of or incorporated by reference into this report other than the Exhibit 99.1 identified herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	MPC's Third Quarter 2016 Earnings Conference Call and Webcast slide presentation as supplemented on October 31, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: October 31, 2016	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Corporate Secretary and Chief Compliance Officer

Index to Exhibits

Exhibit Number	Description

99.1	MPC's Third Quarter 2016 Earnings Conference Call and Webcast slide presentation as supplemented on October 31, 2016